Exhibit 99.3

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma financial information presented below sets forth the financial position and results of operations of 1847 Holdings LLC (the “Company”) after giving effect to the acquisition of CMD Inc. and CMD Finish Carpentry LLC (the “CMD Companies”). The following unaudited pro forma combined financial statements were prepared in accordance with the regulations of the Securities and Exchange Commission (the “SEC”).

The unaudited pro forma combined balance sheet as of September 30, 2024 combines the historical balance sheet of the Company with the historical balance sheet of the CMD Companies and was prepared as if the acquisition had occurred on September 30, 2024.

The unaudited pro forma combined statement of operations for the nine months ended September 30, 2024 combines the historical statement of operations of the Company with the historical statement of operations of the CMD Companies and was prepared as if the acquisition had occurred on January 1, 2024.

The unaudited pro forma combined statement of operations for the year ended December 31, 2023 combines the historical statement of operations of the Company with the historical statement of operations of the CMD Companies and was prepared as if the acquisition had occurred on January 1, 2023.

The pro forma financial information is presented for informational purposes only and is not necessarily indicative of what the Company’s financial position would have been had the acquisition been completed on the dates indicated or what the Company’s results of operations would have been had the acquisition been completed as of the beginning of the periods indicated. In addition, the pro forma combined financial statements do not purport to project the future financial position or operating results of the Company. The pro forma combined financial statements include adjustments for events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results.

The pro forma financial information has been derived from and should be read in conjunction with (i) the unaudited condensed consolidated financial statements and related notes of the Company for the nine months ended September 30, 2024, (ii) the unaudited condensed consolidated financial statements and related notes of the CMD Companies for the nine months ended September 30, 2024, (iii) the audited consolidated financial statements and related notes of the Company for the years ended December 31, 2023 and 2022 and (iv) the audited consolidated financial statements and related notes of the CMD Companies for the years ended December 31, 2023 and 2022.

1847 HOLDINGS LLC

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

SEPTEMBER 30, 2024

	Historical Balances		Pro Forma		Pro Forma
	1847 Holdings	CMD	Adjustments	Notes	Combined
ASSETS

Current Assets
Cash and cash equivalents	$1,517,191	$4,813,138	$(529,160)	(a)	$5,790,197
			(10,972)	(c)
Restricted cash and cash equivalents	8,700,000	-	(7,000,000)	(a)	1,700,000
Investments	-	-	-		-
Receivables, net	1,828,116	6,178,698	-		8,006,814
Contract assets	57,852	1,860,806	-		1,918,658
Inventories, net	684,895	880,809	-		1,565,704
Prepaid expenses and other current assets	703,059	1,350	-		704,409
Total Current Assets	13,491,113	13,734,801	(7,540,132)		19,685,782

Property and equipment, net	743,235	2,949,642	(2,443,580)	(c)	1,249,297
Operating lease right-of-use assets	594,738	-	-		594,738
Long-term deposits	49,535	-	-		49,535
Intangible assets, net	2,017,091	-	-		2,017,091
Goodwill	-	-	8,165,265	(e)	8,165,265
TOTAL ASSETS	$16,895,712	$16,684,443	$(1,818,447)		$31,761,708

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts payable and accrued expenses	$4,957,013	$1,215,689	$(7,922)	(d)	$6,164,780
Contract liabilities	427,894	2,305,055	-		2,732,949
Due to related parties	193,762	-	-		193,762
Current portion of operating lease liabilities	436,253	-	-		436,253
Current portion of finance lease liabilities	179,489	110,172	(88,673)	(d)	200,988
Current portion of notes payable, net	11,288,901	115,558	1,050,000	(b)	12,365,779
			(88,680)	(c)
Current portion of convertible notes payable, net	724,281	-	-		724,281
Current portion of related party note payable	578,290	-	-		578,290
Derivative liabilities	544,000	-	-		544,000
Warrant liabilities	9,900	-	-		9,900
Total Current Liabilities	19,339,783	3,746,474	864,725		23,950,982

Operating lease liabilities, net of current portion	198,747	-	-		198,747
Finance lease liabilities, net of current portion	470,245	122,642	(122,642)	(d)	470,245
Notes payable, net of current portion	9,700	3,701,960	(3,193,003)	(c)	18,657
			(500,000)	(d)
Convertible notes payable, net	22,790,057	-	-		22,790,057
Deferred tax liability, net	360,000	-	-		360,000
TOTAL LIABILITIES	43,168,532	7,571,076	(2,950,920)		47,788,688

Shareholders’ Equity (Deficit)
Series A convertible preferred shares	39,877	-	-		39,877
Series C convertible preferred shares	214,900	-	-		214,900
Series D convertible preferred shares	600,100	-	-		600,100
Allocation shares	1,000	-	-		1,000
Common shares	46	-	3,437	(a)	3,483
Distribution receivable	(785,000)	-	-		(785,000)
Additional paid-in capital	62,943,899	-	10,242,403	(a)	73,186,302
Accumulated deficit	(87,485,047)	-	-		(87,485,047)
Owners’ equity	-	9,113,367	827,131	(c)	-
			719,237	(d)
			(10,659,735)	(f)
TOTAL 1847 HOLDINGS SHAREHOLDERS’ EQUITY (DEFICIT)	(24,470,225)	9,113,367	1,132,473		(14,224,385)
NON-CONTROLLING INTERESTS	(1,802,595)	-	-		(1,802,595)
TOTAL SHAREHOLDERS’ EQUITY (DEFICIT)	(26,272,820)	9,113,367	1,132,473		(16,026,980)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$16,895,712	$16,684,443	$(1,818,447)		$31,761,708

1847 HOLDINGS LLC

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2024

	Historical Balances		Pro Forma		Pro Forma
	1847 Holdings	CMD	Adjustments	Notes	Combined

Revenues	$12,390,797	$23,296,729	$-		$35,687,526
Operating Expenses
Cost of revenues	6,554,871	12,513,565	-		19,068,436
Personnel	4,975,516	2,818,439	-		7,793,955
Depreciation and amortization	507,324	223,584	(64,980)	(c)	665,928
General and administrative	3,798,524	994,240	177,899	(c)	5,195,663
			225,000	(h)
Professional fees	4,435,727	71,665	-		4,507,392
Impairment of goodwill and intangible assets	679,175	-	-		679,175
Total Operating Expenses	20,951,137	16,621,493	337,919		37,910,549
INCOME (LOSS) FROM OPERATIONS	(8,560,340)	6,675,236	(337,919)		(2,223,023)
Other Income (Expenses)
Other income (expense)	(1,277,446)	22,127	-		(1,255,319)
Interest expense	(3,135,373)	(128,308)	98,417	(c)	(3,165,264)
Amortization of debt discounts	(7,976,758)	-	-		(7,976,758)
Loss on extinguishment of debt	(2,843,451)	-	-		(2,843,451)
Change in fair value of warrant liability	1,841,000	-	-		1,841,000
Change in fair value of derivative liabilities	1,689,410	-	-		1,689,410
Total Other Income (Expenses)	(11,702,618)	(106,181)	98,417		(11,710,382)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(20,262,958)	6,569,055	(239,502)		(13,933,405)
INCOME TAX (EXPENSE) BENEFIT	751,000	-	-		751,000
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(19,511,958)	6,569,055	(239,502)		(13,182,405)
Net loss from discontinued operations	(3,521,936)	-	-		(3,521,936)
Gain on disposition of subsidiary	10,083,621	-	-		10,083,621
NET INCOME (LOSS)	$(12,950,273)	$6,569,055	$(239,502)		$(6,620,720)
NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS FROM CONTINUING OPERATIONS	211,983	-	-		211,983
NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS FROM DISCONTINUED OPERATIONS	276,332	-	-		276,332
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS	$(12,461,958)	$6,569,055	$(239,502)		$(6,132,405)
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO 1847 HOLDINGS	(19,299,975)	6,569,055	(239,502)		(12,970,422)
NET LOSS FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO 1847 HOLDINGS	6,838,017	-	-		6,838,017
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS	$(12,461,958)	$6,569,055	$(239,502)		$(6,132,405)
PREFERRED SHARE DIVIDENDS	(186,697)	-	-		(186,697)
DEEMDED DIVIDENDS	(1,000)	-	-		(1,000)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(12,649,655)	$6,569,055	$(239,502)		$(6,320,102)
EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO 1847 HOLDINGS COMMON SHAREHOLDERS
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE FROM CONTINUING OPERATIONS	$(605.64)				$(369.46)
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE FROM DISCONTINUED OPERATIONS	212.51				192.00
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE	$(393.13)				$(177.46)
WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
BASIC	32,177				35,614
DILUTED	32,177				35,614

1847 HOLDINGS LLC

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

	Historical Balances		Pro Forma		Pro Forma
	1847 Holdings	CMD	Adjustments	Notes	Combined

Revenues	$14,190,135	$27,097,696	$-		$41,287,831
Operating Expenses
Cost of revenues	7,637,496	16,289,200	-		23,926,696
Personnel	4,990,561	3,226,398	-		8,216,959
Depreciation and amortization	1,162,295	267,107	(86,640)	(c)	1,342,762
General and administrative	3,272,333	1,300,843	249,092	(c)	5,122,268
			300,000	(h)
Professional fees	2,378,190	40,328	-		2,418,518
Impairment of goodwill and intangible assets	10,456,087	-	-		10,456,087
Total Operating Expenses	29,896,962	21,123,876	462,452		51,483,290
INCOME (LOSS) FROM OPERATIONS	(15,706,827)	5,973,820	(462,452)		(10,195,459)
Other Income (Expenses)
Other income (expense)	12,611	(9,463)	-		3,148
Interest expense	(4,628,194)	(207,671)	124,302	(c)	(4,711,563)
Amortization of debt discounts	(4,232,231)	-	-		(4,232,231)
Gain (loss) on disposal of property and equipment	-	34,867	-		34,867
Change in fair value of warrant liability	(27,900)	-	-		(27,900)
Change in fair value of derivative liabilities	385,138	-	-		385,138
Total Other Income (Expenses)	(8,490,576)	(182,267)	124,302		(8,548,541)
NET INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(24,197,403)	5,791,553	(338,150)		(18,744,000)
INCOME TAX (EXPENSE) BENEFIT	209,000	-	-		209,000
NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(23,988,403)	5,791,553	(338,150)		(18,535,000)
Net loss from discontinued operations	(7,619,524)	-	-		(7,619,524)
NET INCOME (LOSS)	$(31,607,927)	$5,791,553	$(338,150)		$(26,154,524)
NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS FROM CONTINUING OPERATIONS	1,286,593	-	-		1,286,593
NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS FROM DISCONTINUED OPERATIONS	316,186	-	-		316,186
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS	$(30,005,148)	$5,791,553	$(338,150)		$(24,551,745)
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO 1847 HOLDINGS	(22,701,810)	5,791,553	(338,150)		(17,248,407)
NET LOSS FROM DISCONTINUED OPERATIONS ATTRIBUTABLE TO 1847 HOLDINGS	(7,303,338)	-	-		(7,303,338)
NET INCOME (LOSS) ATTRIBUTABLE TO 1847 HOLDINGS	$(30,005,148)	$5,791,553	$(338,150)		$(24,551,745)
PREFERRED SHARE DIVIDENDS	(512,967)	-	-		(512,967)
DEEMDED DIVIDENDS	(2,398,000)	-	-		(2,398,000)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(32,916,115)	$5,791,553	$(338,150)		$(27,462,712)
EARNINGS (LOSS) PER COMMON SHARE ATTRIBUTABLE TO 1847 HOLDINGS COMMON SHAREHOLDERS
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE FROM CONTINUING OPERATIONS	$(3,837.70)				$(1,993.81)
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE FROM DISCONTINUED OPERATIONS	(1,094.30)				(722.32)
BASIC f DILUTED EARNINGS (LOSS) PER COMMON SHARE	$(4,931.99)				$(2,716.12)
WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
BASIC	6,674				10,111
DILUTED	6,674				10,111

PRO FORMA ADJUSTMENTS

The following is a summary of pro forma adjustments reflected in the unaudited pro forma combined financial information based on preliminary estimates, which may change as additional information is obtained:

The adjustments included in the unaudited pro forma combined financial statements are as follows:

(a)	Reflects the cash consideration for the acquisition of CMD and the sources of those funds, including $10.25 million in net proceeds raised from a private equity offering.

(b)	Reflects the issuance of a promissory note to the seller of CMD as part of the consideration for the acquisition.

(c)	Reflects the removal of previously consolidated VIEs, as these entities no longer qualify as VIEs following the acquisition of CMD.

(d)	Reflects the removal of debt paid off by the Seller in connection with the acquisition of CMD.

(e)	Reflects the preliminary goodwill recognized based on the fair value of net assets acquired in the acquisition of CMD.

(f)	Reflects the elimination of the remaining historical equity accounts of CMD upon acquisition.

(g)	Reflects non-recurring transaction costs incurred related to the acquisition.

(h)	Reflects the recurring management fees to the Manager.